UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Amendment to Voting Agreement

On August 13, 2015, the Company, P. Vincent Mehdizadeh (“VM”), PVM International, Inc., (“PVM”), and Vincent Chase, Incorporated, (“VC”) (VM, PVM and VC, collectively, the VM Group) and each member of the board of directors of the Company, namely, Ned Siegel, Mitch Lowe and Jennifer Love, entered into a certain First Amendment to Voting Agreement, dated August 11, 2015 (the “Amendment”) amending in certain respects that certain Voting Agreement dated January 21, 2015 among such parties (the “Voting Agreement”).

Pursuant to the terms of the Amendment, the VM Group agreed (a) to extend the Expiration Date of the Voting Agreement from January 20, 2016 to July 20, 2016, provided the Company makes the following pre-payments on the remaining balance of $478,877 of that certain Promissory Note dated June 30, 2015 in the original amount of $628,877.21 made by the Company in favor of PVM (the “Note”): (i) an initial payment of $150,000 on or before August 14, 2015 (which amount has been timely paid), and (ii) thereafter payments of $60,000 (or the remaining balance of the Note, if less) on or before the end of each two week period commencing on the end of the first two week period on August 28, 2015, until the Note has been paid in full; and (b) to forebear from exercising its right to appoint a director to the board of directors of the Company (under Section 4 of that certain Settlement Agreement dated January 21, 2015 among the Company and the VM Group), until the Expiration Date of the Voting Agreement as extended by the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Entry into Securities Purchase Agreement

On August 14, 2015, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with accredited investors (the “Investors”) pursuant to which the Company agreed to sell, and the Investors agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of up to $ 3,979,877, in up to 11 tranches.

The initial closing in the aggregate principal amount of $650,000 occurred on August 15, 2015. The second closing in the amount of $185,000 will occur on August 28, 2015, the third closing in the amount of $125,000 will occur on September 4, 2015, the fourth through seventh closings are in the amount of $60,000 each and will occur on September 11, 2015 with the remaining 3 closings occurring every 2 weeks thereafter, the eighth closing in the amount of $250,000 will occur 3 days after the filing of a registration statement on Form S-1 registering the shares of stock underlying the Debentures and any accrued interest thereunder (the “Registration Statement”), the ninth closing in the amount of $250,000 will occur 8 days after the filing of the Registration Statement, the tenth closing in the amount of $1,278,877 will occur within 3 business days of the effective date of the Registration Statement, and the eleventh closing, at the sole option of the purchaser, in the amount of up to $1,000,000 will occur by October 15, 2015 if the Investor’s option is exercised. The Debentures bear interest at the rate of 10% per year and mature 12 months after issuance.

Each of the Debentures are convertible at any time, in whole or in part, at the option of the holders into shares of the Company’s common stock at a conversion price that is the lower of (a) $0.75, or (b) a 49% discount to the lowest daily volume weighted average price of the Company’s common stock during the 30 trading days prior to the conversion date.

The Company may prepay the Debentures in cash, prompting a 30% premium or, subject to certain conditions, in shares of common stock valued at 51% of the lowest volume weighted average price of the common stock for the 30 prior trading days.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement for the resale of shares of common stock issuable upon conversion of, or payable as interest on, the Debentures, within 45 days of the closing date of the Purchase Agreement, and to have such registration statements become effective within 120 days of the closing date of the Purchase Agreement.

The Investors shall have a right of first refusal to participate in future equity financings of the Company on the same terms as any new investors for a period of twelve months from the closing of the last Debenture issued under the Purchase Agreement. The Company also shall not enter into other variable rate transactions other than with pre-existing investors, so long as the Investors hold more than $2,000,000 in debentures of the Company, including pre-existing debentures. The Investors also have the right to enter into a Security Agreement securing the amounts underlying the Debentures on the same terms that the Company accepts with any investors prior to August 31, 2015 or, if no such transaction closes, on terms mutually agreeable to the Investors and the Company.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, and Debentures, do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under both headings in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under the heading, “Entry into Securities Purchase Agreement,” under Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided under the heading “Entry into Amendment to Voting Agreement,” under Item 1.01 of this report is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Voting Agreement, dated August 11, 2015 among the Company, the VM Group and each member of the board of directors of the Company.

10.2	Form of Securities Purchase Agreement, dated August 14, 2015 between the Company and the Investor

10.3	Registration Rights Agreement, dated August 14, 2015 between the Company and the Investor

10.4	Form of Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: August 19, 2015	By:	/s/ Jeffrey Goh
Name: Jeffrey Goh
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Voting Agreement, dated August 11, 2015 among the Company, the VM Group and each member of the board of directors of the Company.

10.2	Form of Securities Purchase Agreement, dated August 14, 2015 between the Company and the Investor

10.3	Registration Rights Agreement, dated August 14, 2015 between the Company and the Investor

10.4	Form of Debenture